First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
Loans With Silent Seconds

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	17	5,232,211.70	4.31	5.394	666	79.12
5.501 - 6.000	78	21,733,317.98	17.90	5.869	679	79.51
6.001 - 6.500	126	34,470,889.91	28.38	6.328	669	79.76
6.501 - 7.000	155	37,697,403.23	31.04	6.788	654	79.95
7.001 - 7.500	49	10,810,105.34	8.90	7.277	649	79.91
7.501 - 8.000	29	6,744,164.94	5.55	7.776	658	80.13
8.001 - 8.500	10	1,669,345.63	1.37	8.251	631	80.00
8.501 - 9.000	9	1,454,496.47	1.20	8.866	639	81.69
9.001 - 9.500	6	925,352.06	0.76	9.354	618	80.79
9.501 - 10.000	1	74,983.32	0.06	10.000	575	95.00
10.001 - 10.500	2	506,853.43	0.42	10.287	621	82.66
11.501 - 12.000	1	125,960.52	0.10	11.590	557	90.00

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

50,000.01 - 100,000.00	30	2,423,717.24	2.00	7.172	634	80.63
100,000.01 - 150,000.00	81	10,504,997.66	8.65	7.080	643	79.66
150,000.01 - 200,000.00	66	11,588,426.06	9.54	6.837	653	80.09
200,000.01 - 250,000.00	85	19,207,627.76	15.82	6.585	659	80.04
250,000.01 - 300,000.00	67	18,509,225.91	15.24	6.605	670	79.45
300,000.01 - 350,000.00	47	15,432,346.29	12.71	6.500	668	80.00
350,000.01 - 400,000.00	62	23,265,720.44	19.16	6.545	663	79.84
400,000.01 - 450,000.00	26	11,037,833.32	9.09	6.466	673	79.91
450,000.01 - 500,000.00	11	5,164,327.10	4.25	6.250	659	79.30
500,000.01 - 550,000.00	6	3,106,435.34	2.56	6.338	676	80.00
550,000.01 - 600,000.00	1	573,606.92	0.47	6.990	751	80.00
600,000.01 - 650,000.00	1	630,820.49	0.52	6.350	638	80.00

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 60 Month IO	263	71,925,557.90	59.22	6.485	665	79.79
ARM 2/28	131	29,577,008.87	24.35	6.829	657	80.22
ARM 3/27 60 Month IO	38	9,039,923.76	7.44	6.579	658	79.49
30 Year Fixed	23	5,117,995.17	4.21	6.638	649	79.22
ARM 3/27	18	3,066,547.42	2.53	7.959	650	79.98
ARM 5/25 60 Month IO	4	1,194,739.20	0.98	6.851	657	80.00
ARM 5/25 120 Month IO	3	824,973.27	0.68	5.869	693	78.39
ARM 5/25	2	408,409.36	0.34	6.531	715	80.00
ARM 2/28 24 Month IO	1	289,929.58	0.24	5.800	745	80.00

Total:	483	121,445,084.53	100.00	6.618	662	79.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Loans With Silent Seconds

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	460	116,327,089.36	95.79	6.617	663	79.87
Fixed Fully Amortizing	23	5,117,995.17	4.21	6.638	649	79.22

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	174	38,169,960.82	31.43	6.891	656	80.06
24	1	289,929.58	0.24	5.800	745	80.00
60	305	82,160,220.86	67.65	6.501	664	79.76
120	3	824,973.27	0.68	5.869	693	78.39

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

349 - 360	483	121,445,084.53	100.00	6.618	662	79.85

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	39	9,669,762.00	7.96	7.532	655	80.20
1	65	15,964,957.11	13.15	6.735	660	79.90
2	136	34,559,542.79	28.46	6.526	663	79.62
3	172	42,624,987.57	35.10	6.500	661	79.87
4	57	15,551,013.99	12.80	6.448	667	80.03
5	11	2,453,116.08	2.02	6.708	667	79.58
6	2	479,232.77	0.39	6.437	673	80.00
8	1	142,472.22	0.12	6.300	706	80.00

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	483	121,445,084.53	100.00	6.618	662	79.85

Total:	483	121,445,084.53	100.00	6.618	662	79.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Loans With Silent Seconds

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

40.01 - 45.00	1	134,963.72	0.11	6.450	623	44.26
55.01 - 60.00	1	268,500.00	0.22	5.990	626	59.67
65.01 - 70.00	4	1,237,999.92	1.02	5.835	676	69.10
70.01 - 75.00	2	527,490.07	0.43	6.040	665	73.40
75.01 - 80.00	466	117,622,935.54	96.85	6.613	663	79.97
80.01 - 85.00	3	494,095.60	0.41	6.594	662	82.78
85.01 - 90.00	5	1,084,116.36	0.89	8.287	595	89.39
90.01 - 95.00	1	74,983.32	0.06	10.000	575	95.00

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

520 - 539	1	182,400.00	0.15	6.150	538	80.00
540 - 559	3	348,253.69	0.29	10.546	557	90.00
560 - 579	7	933,825.55	0.77	6.886	570	81.05
580 - 599	28	5,331,217.30	4.39	6.735	589	80.00
600 - 619	47	11,721,671.52	9.65	6.739	609	80.24
620 - 639	95	23,609,021.75	19.44	6.728	630	79.56
640 - 659	88	22,871,548.96	18.83	6.730	650	79.81
660 - 679	89	21,440,212.11	17.65	6.562	667	79.80
680 - 699	38	9,938,636.26	8.18	6.617	689	80.00
700 - 719	34	8,909,989.04	7.34	6.348	710	79.48
720 - 739	25	7,206,265.48	5.93	6.199	731	79.69
740 - 759	15	4,953,666.19	4.08	6.538	749	80.00
760 - 779	8	2,455,176.68	2.02	6.094	770	80.00
780 - 799	4	1,343,200.00	1.11	6.077	792	80.00
800 - 819	1	200,000.00	0.16	7.990	803	80.00

Total:	483	121,445,084.53	100.00	6.618	662	79.85

Min: 538
Max: 803
Weighted Average: 662

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	359	89,326,394.87	73.55	6.653	670	79.97
Cashout	110	28,130,958.38	23.16	6.520	638	79.64
Rate/Term Refinance	14	3,987,731.28	3.28	6.506	646	78.63

Total:	483	121,445,084.53	100.00	6.618	662	79.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Loans With Silent Seconds

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	357	89,340,112.34	73.56	6.607	660	79.87
PUD	56	14,633,745.15	12.05	6.487	661	79.93
Condo	37	7,917,186.03	6.52	6.667	691	80.00
Duplex	26	7,859,604.24	6.47	6.828	657	79.95
3-4 Unit	4	1,229,587.01	1.01	7.325	661	80.00
Townhouse	3	464,849.76	0.38	6.451	660	68.26

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	285	77,391,742.19	63.73	6.779	672	79.89
Full	197	43,918,378.62	36.16	6.334	644	79.88
NINA	1	134,963.72	0.11	6.450	623	44.26

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	477	120,341,236.26	99.09	6.614	662	79.86
Non-Owner Occupied	6	1,103,848.27	0.91	7.004	709	78.79

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	397	102,927,716.47	84.75	6.583	673	79.75
B	85	18,334,968.06	15.10	6.818	600	80.40
C	1	182,400.00	0.15	6.150	538	80.00

Total:	483	121,445,084.53	100.00	6.618	662	79.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Loans With Silent Seconds

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	170	51,691,611.88	42.56	6.335	676	79.55
New York	67	21,555,272.80	17.75	6.513	659	79.80
New Jersey	29	8,239,943.98	6.78	7.292	649	79.86
Florida	33	6,084,890.51	5.01	7.459	654	81.05
Washington	22	4,512,808.59	3.72	6.562	641	80.00
Nevada	20	4,402,917.57	3.63	6.575	636	80.09
Maryland	17	3,964,164.31	3.26	6.596	690	80.00
Arizona	17	3,654,825.00	3.01	6.570	658	79.64
Virginia	10	2,530,232.32	2.08	6.747	636	80.00
Wisconsin	15	1,948,237.04	1.60	7.744	647	79.84
North Carolina	11	1,666,594.52	1.37	7.391	646	79.41
Colorado	10	1,551,531.47	1.28	6.726	638	80.00
Oregon	10	1,544,140.60	1.27	6.671	647	80.00
Utah	6	1,117,439.07	0.92	6.700	629	80.00
Idaho	4	738,199.41	0.61	6.677	653	80.00
Pennsylvania	4	662,360.74	0.55	6.675	646	81.48
Minnesota	5	648,800.86	0.53	6.653	672	80.00
Michigan	5	628,310.38	0.52	6.723	628	80.00
Ohio	3	559,848.00	0.46	7.280	592	84.39
Connecticut	2	557,519.58	0.46	6.848	621	80.00
Massachusetts	3	545,230.72	0.45	7.660	641	80.00
Indiana	4	464,105.73	0.38	7.022	650	80.00
Rhode Island	2	407,920.00	0.34	6.800	628	80.00
Georgia	2	346,959.26	0.29	6.136	692	80.00
Texas	1	240,000.00	0.20	6.990	648	80.00
Missouri	2	234,649.02	0.19	8.389	594	85.75
Iowa	2	206,573.36	0.17	5.979	666	80.00
South Carolina	2	205,901.16	0.17	9.160	653	79.32
Illinois	1	124,000.00	0.10	6.950	618	80.00
Louisiana	1	121,587.54	0.10	6.500	589	80.00
New Mexico	1	120,800.00	0.10	7.990	688	80.00
Arkansas	1	92,725.79	0.08	7.125	618	80.00
Tennessee	1	74,983.32	0.06	10.000	575	95.00

Total:	483	121,445,084.53	100.00	6.618	662	79.85

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	104	22,011,868.49	18.12	7.017	655	79.95
12	80	26,571,827.68	21.88	6.533	663	79.70
24	238	58,747,068.92	48.37	6.545	664	79.92
36	61	14,114,319.44	11.62	6.456	662	79.67

Total:	483	121,445,084.53	100.00	6.618	662	79.85

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Loans With Silent Seconds

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	6	1,374,872.71	1.18	6.540	644	80.00
3.501 - 4.000	1	211,563.32	0.18	5.840	597	80.00
4.001 - 4.500	9	2,312,645.91	1.99	5.607	669	78.00
4.501 - 5.000	28	7,889,212.02	6.78	5.969	662	78.82
5.001 - 5.500	70	19,222,539.63	16.52	6.174	679	79.70
5.501 - 6.000	177	48,127,675.68	41.37	6.442	666	79.94
6.001 - 6.500	97	21,979,339.85	18.89	6.878	655	79.99
6.501 - 7.000	45	9,900,220.18	8.51	7.466	648	80.09
7.001 - 7.500	12	2,812,125.38	2.42	8.067	637	80.87
7.501 - 8.000	9	1,423,402.00	1.22	8.490	648	80.00
8.001 - 8.500	3	785,109.10	0.67	9.919	621	81.72
8.501 - 9.000	2	200,943.84	0.17	10.997	564	91.87
9.001 - 9.500	1	87,439.74	0.08	9.500	559	90.00

Total:	460	116,327,089.36	100.00	6.617	663	79.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

9.501 - 10.000	1	329,600.00	0.28	6.750	635	80.00
10.501 - 11.000	2	531,979.85	0.46	6.000	693	80.00
11.001 - 11.500	22	6,857,037.84	5.89	6.110	667	80.62
11.501 - 12.000	44	12,241,753.21	10.52	6.137	654	79.65
12.001 - 12.500	71	19,419,083.57	16.69	6.184	673	79.31
12.501 - 13.000	130	34,227,619.54	29.42	6.479	670	79.76
13.001 - 13.500	72	18,133,743.05	15.59	6.651	664	80.00
13.501 - 14.000	64	13,901,400.23	11.95	7.022	651	80.07
14.001 - 14.500	19	3,989,474.35	3.43	7.455	642	79.77
14.501 - 15.000	14	3,290,892.82	2.83	7.954	645	80.73
15.001 - 15.500	8	1,392,315.93	1.20	8.756	635	80.00
15.501 - 16.000	8	1,148,009.15	0.99	8.918	637	80.98
16.001 - 16.500	2	231,365.87	0.20	9.376	595	83.78
17.001 - 17.500	2	506,853.43	0.44	10.287	621	82.66
18.501 - 19.000	1	125,960.52	0.11	11.590	557	90.00

Total:	460	116,327,089.36	100.00	6.617	663	79.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	17	5,232,211.70	4.50	5.394	666	79.12
5.501 - 6.000	76	20,965,994.40	18.02	5.870	678	79.49
6.001 - 6.500	119	32,392,158.67	27.85	6.326	671	79.86
6.501 - 7.000	148	36,431,615.67	31.32	6.784	654	79.95
7.001 - 7.500	44	9,953,844.03	8.56	7.279	652	79.91
7.501 - 8.000	29	6,744,164.94	5.80	7.776	658	80.13
8.001 - 8.500	9	1,589,584.67	1.37	8.259	629	80.00
8.501 - 9.000	9	1,454,496.47	1.25	8.866	639	81.69
9.001 - 9.500	5	855,221.54	0.74	9.343	621	81.02
9.501 - 10.000	1	74,983.32	0.06	10.000	575	95.00
10.001 - 10.500	2	506,853.43	0.44	10.287	621	82.66
11.501 - 12.000	1	125,960.52	0.11	11.590	557	90.00

Total:	460	116,327,089.36	100.00	6.617	663	79.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Loans With Silent Seconds

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	4	890,829.58	0.77	6.795	643	82.76
3.000	449	113,574,037.96	97.63	6.605	663	79.85
4.000	3	827,920.00	0.71	7.866	671	80.00
5.000	3	648,701.82	0.56	6.946	637	80.00
5.500	1	385,600.00	0.33	6.500	656	80.00

Total:	460	116,327,089.36	100.00	6.617	663	79.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	288	75,574,461.81	64.97	6.651	661	79.84
1.500	172	40,752,627.55	35.03	6.553	666	79.94

Total:	460	116,327,089.36	100.00	6.617	663	79.87

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	198	51,316,658.61	44.11	6.457	664	79.99
22 - 26	197	50,475,837.74	43.39	6.711	662	79.84
27 - 31	2	457,438.63	0.39	7.197	655	80.00
32 - 36	54	11,649,032.55	10.01	6.918	656	79.60
52 - 56	1	284,507.54	0.24	6.250	745	80.00
57 - 61	8	2,143,614.29	1.84	6.492	670	79.38

Total:	460	116,327,089.36	100.00	6.617	663	79.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.